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                                                                 EXHIBIT 10.20

                     2000 BONUS PLAN FOR CERTAIN EXECUTIVES

                  OF BACOU USA, INC. AND BACOU USA SAFETY, INC.

                                 JANUARY 1, 2000


The Board of Directors of Bacou USA, Inc. (the "Board") has approved and adopted a 2000 Bonus Plan (the "Bonus Plan") for certain executives of Bacou USA, Inc. (the "Company") and Bacou USA Safety, Inc. The following is a list of the executives who are eligible to participate in the Bonus Plan: Jeffrey T. Brown, Barry Kadets, Winfield W. Major, Steven P. Tolisano and Michael J. Vittoria (together the "Eligible Employees"). In order to receive an award, an Eligible Employee must be employed by the Company or one of its affiliates at the date of payment. The Bonus Plan will be administered by the Compensation Committee of the Board in its discretion, and all determinations by such Committee shall be final and not subject to appeal. Additions to the list of Eligible Employees shall be made only upon vote of the Compensation Committee of the Board.

Under the Bonus Plan, Eligible Employees shall be entitled to cash bonuses for 2000 in the range of 0% to 50% of salary received in 2000 based upon three criteria:

- A bonus of 0% to 17.5% shall be paid depending upon the compound annual growth rate (CAGR) of net income of the Company as provided in Schedule A attached hereto.
- A bonus of 0% to 17.5% shall be paid depending upon the compound annual growth rate (CAGR) of earnings before interest, taxes, depreciation and amortization (EBITDA) of the Company as provided in Schedule A attached hereto.
- A bonus of 0% to 15% shall be paid depending upon the Executive's attainment of two or three personal objectives as provided in Schedule A attached hereto.

For this purpose, the amount of net income and EBITDA of Company for any year shall be determined on the basis of the Company's audited financial statements; provided, however, that actual net earnings and EBITDA shall be adjusted to reflect operating earnings and EBITDA in a manner consistent with the methods historically used by the Company's published sell-side analysts. For example, in order to make meaningful comparisons from year-to-year, such methods have excluded the effect of acquisition-related non-recurring charges and adjustments such as the write-off of purchased in-process research and development expenses and the step-up of inventory values to fair market value under applicable purchase accounting rules. For purposes of the Bonus Plan, 1998 net earnings of $25,793,000 and EBITDA of $60,614,000 shall be utilized for the base period on which the compound annual growth rates will be determined for 2000. This will result in a two-year CAGR for 2000.

Schedule B attached hereto shows the range of expectations for net earnings and EBITDA of the Company's sell-side analysts for 1999 and 2000 as of October 16, 1999, as well as the two-year CARGs that would result for the year 2000.



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                                   SCHEDULE A
                     2000 BONUS PLAN FOR CERTAIN EXECUTIVES
                  OF BACOU USA, INC. AND BACOU USA SAFETY, INC.

                      BONUS FACTOR 1: GROWTH OF NET INCOME

------------------------------ ------------------------ ------------------------
                                        CAGR                     % BONUS
------------------------------ ------------------------ ------------------------
------------------------------ ------------------------ ------------------------
      NET INCOME GROWTH               UNDER 1%                      0
------------------------------ ------------------------ ------------------------
------------------------------ ------------------------ ------------------------
      NET INCOME GROWTH               1% TO 5%                    2.5%
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------------------------------ ------------------------ ------------------------
      NET INCOME GROWTH               5% TO 8%                    5.0%
------------------------------ ------------------------ ------------------------
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      NET INCOME GROWTH               8% TO 12%                   10.0%
------------------------------ ------------------------ ------------------------
------------------------------ ------------------------ ------------------------
      NET INCOME GROWTH               OVER 12%                    17.5%
------------------------------ ------------------------ ------------------------

                        BONUS FACTOR 2: GROWTH OF EBITDA

---------------------------- -------------------------- ------------------------
                                       CAGR                      % BONUS
---------------------------- -------------------------- ------------------------
---------------------------- -------------------------- ------------------------
       EBITDA GROWTH                 UNDER 1%                       0
---------------------------- -------------------------- ------------------------
---------------------------- -------------------------- ------------------------
       EBITDA GROWTH                 1% TO 4%                     2.5%
---------------------------- -------------------------- ------------------------
---------------------------- -------------------------- ------------------------
       EBITDA GROWTH                 4% TO 7%                     5.0%
---------------------------- -------------------------- ------------------------
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       EBITDA GROWTH                 7% TO 10%                    10.0%
---------------------------- -------------------------- ------------------------
---------------------------- -------------------------- ------------------------
       EBITDA GROWTH                 OVER 10%                     17.5%
---------------------------- -------------------------- ------------------------

                       BONUS FACTOR 3: PERSONAL OBJECTIVES

Two or three projects will be identified for each executive as personal objectives for achievement in 2000. Each objective will carry a bonus percentage that shall be earned if successfully completed during 2000. The total potential bonus percentage attributable to the personal objectives will be 10% in the aggregate. The immediate supervisor of the eligible executive ("Supervisor") shall set the objectives and communicate them in writing to Executive not later than March 15, 2000. Following the conclusion of 2000, the Supervisor shall propose a bonus percentage for each executive ranging between 0% and 15%, with up to 10% depending upon the achievement of the written objectives and 5% being discretionary depending upon executive's overall performance. The CEO of Bacou USA, Inc. shall submit the bonus proposals for all Eligible Employees to the Compensation Committee of the Board of Directors of Bacou USA, Inc. for final determination of the amount of each executive's bonus.



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